Exhibit 99.5
SPECIAL MEETING OF STOCKHOLDERS OF BASIC ENERGY SERVICES, INC. July 15, 2008 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030300300000000000 5 071508THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. ADOPTION OF AGREEMENT AND PLAN OF MERGER To adopt the Agreement and Plan of Merger, dated April 20, 2008, among Basic Energy Services, Inc. (“Basic”), Grey Wolf, Inc., and Horsepower Holdings, Inc. (“Holdings”). 2. APPROVAL OF HOLDINGS 2008 EQUITY INCENTIVE PLAN To approve the Horsepower Holdings, Inc. 2008 Equity Incentive Plan, to be used by Holdings following the consummation of the mergers. (Proposal number 2 will be implemented only if it and proposal number 1, adoption of the Agreement and Plan of Merger, are approved by stockholders) 3. ADJOURNMENT OF BASIC MEETING To approve the adjournment of the Basic special meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals. In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3, and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF BASIC ENERGY SERVICES, INC. July 15, 2008 MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. IN PERSON — You may vote your shares in person by attending the Special Meeting. PROXY VOTING INSTRUCTIONSCOMPANY NUMBER ACCOUNT NUMBERYou may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time on July 14, 2008. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030300300000000000 5 071508THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN1. ADOPTION OF AGREEMENT AND PLAN OF MERGER To adopt the Agreement and Plan of Merger, dated April 20, 2008, among Basic Energy Services, Inc. (“Basic”), Grey Wolf, Inc., and Horsepower Holdings, Inc. (“Holdings”). 2. APPROVAL OF HOLDINGS 2008 EQUITY INCENTIVE PLAN To approve the Horsepower Holdings, Inc. 2008 Equity Incentive Plan, to be used by Holdings following the consummation of the mergers. (Proposal number 2 will be implemented only if it and proposal number 1, adoption of the Agreement and Plan of Merger, are approved by stockholders) 3. ADJOURNMENT OF BASIC MEETING To approve the adjournment of the Basic special meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals. In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3, and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BASIC ENERGY SERVICES, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 15, 2008 The Special Meeting of the Stockholders of Basic Energy Services, Inc. (“Basic”) will be held on Tuesday, July 15, 2008, at 9:00 a.m. local time, at the Hyatt Regency Houston, located at 1200 Louisiana Street, Houston, Texas 77002. The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints Kenneth V. Huseman and Alan Krenek, or any of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the Special Meeting scheduled to be held on July 15, 2008, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of Common Stock of Basic which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card. YOUR VOTE IS IMPORTANT TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE. (Continued and to be signed on the reverse side) 14475